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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 4, 2000


                          Concord Communications, Inc.
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



      Massachusetts                  0-23067                    04-2710876
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)


600 Nickerson Road, Marlboro, Massachusetts                         01752
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(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      As previously disclosed in a Current Report on Form 8-K filed on February 10, 2000, on February 4, 2000, Concord Communications, Inc. ("Concord") completed its acquisition of all of the capital stock of FirstSense Software, Inc., a Delaware corporation ("FirstSense"), by means of a merger ("Merger") of F Acquisition Corp. ("Merger Sub"), a Delaware corporation and wholly owned subsidiary of Concord with and into FirstSense, pursuant to the Agreement and Plan of Reorganization dated as of January 20, 2000 by and among Concord, Merger Sub and FirstSense. As a result of the Merger, FirstSense became a wholly owned subsidiary of Concord and will continue to operate as a wholly owned subsidiary of Concord. The Merger was effected by the filing of a Certificate of Merger with the Secretary of State of Delaware on February 4, 2000. FirstSense is a provider of applications performance and service level management software designed for distributed applications, including packaged, custom and e-business applications.

      The financial statements of FirstSense relating to the acquisition required to be filed in connection with the acquisition pursuant to Items 7(a) and 7(b) of Form 8-K, are included herewith.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of Business Acquired.
          ------------------------------------------

          This Amendment to Current Report on Form 8-K of Concord Communications, Inc. (the "Company") is being filed to disclose the audited balance sheets of FirstSense Software, Inc. as of December 31, 1999 and 1998 and the related audited statements of income, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1999, 1998 and 1997, with accompanying notes, which are attached as Exhibit 99.3 and herein incorporated by reference.

      (b) Pro Forma Financial Information.
          --------------------------------

          The following unaudited pro forma consolidated statements of operations for the year ended December 31, 1999 and unaudited pro forma consolidated balance sheet as of December 31, 1999, which are attached as Exhibit 99.4 and herein incorporated by reference, give effect to the Merger described in Item 2. The unaudited pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the transaction actually occurred on the dates assumed, nor is it necessarily indicative of the future consolidated results of operations.

      (c) Exhibits.

     EXHIBIT NO.          DESCRIPTION
     -----------          -----------
             2.1          Agreement and Plan of Reorganization dated as of
                          January 20, 2000 by and among Concord Communications,
                          Inc., F Acquisition Corp., and FirstSense Software,
                          Inc. (filed as Exhibit 2.1 to the original Report on Form 8-K dated February 4, 2000 and filed with the Commission on February 10, 2000 and hereby incorporated by reference).


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     EXHIBIT NO.          DESCRIPTION
     -----------          -----------
              23.1        Consent of Independent Public Accountants (filed
                          herewith).

              99.1 Registration Rights Agreement dated as of February 4, 2000 by and among Concord Communications, Inc. and Timothy Barrows, as Securityholder Agent (filed as
                          Exhibit 99.1 to the original Report on Form 8-K dated February 4, 2000 and filed with the Commission on February 10, 2000 and hereby incorporated by reference).

              99.2        Press Release dated February 7, 2000 (filed as Exhibit
                          99.2 to the original Report on Form 8-K dated February 4, 2000 and filed with the Commission on February 10, 2000 and hereby incorporated by reference).

              99.3 The following audited financial statements of FirstSense Software, Inc. (filed herewith):

                          Independent Auditors' Report

                          Balance Sheets as of December 31, 1999 and 1998

                          Statements of Operations for the years ended December 31, 1999, 1998 and 1997

                          Statements of Stockholders' (Deficit) Equity for the years ended December 31, 1999, 1998 and 1997

                          Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997

                          Notes to the Financial Statements

              99.4 The following pro forma financial information of Concord Communications, Inc. and FirstSense Software, Inc. (filed herewith):

                          Unaudited Consolidated Statement of Operations for the year ended December 31, 1999

                          Unaudited Consolidated Balance Sheet as of December 31, 1999


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONCORD COMMUNICATIONS, INC.



Dated:  April 19, 2000
                                        By:  /s/ Melissa H. Cruz
                                             -------------------
                                             Melissa H. Cruz
                                             Executive Vice President of Finance
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX


 EXHIBIT NO.      DESCRIPTION
 -----------      -----------

         2.1 Agreement and Plan of Reorganization dated as of January 20, 2000 by and among Concord Communications, Inc., F Acquisition Corp., and FirstSense Software, Inc. (filed as Exhibit 2.1 to the original Report on Form 8-K dated February 4, 2000 and filed with the Commission on February 10, 2000 and hereby incorporated by reference).

         23.1     Consent of Independent Public Accountants (filed herewith).

         99.1 Registration Rights Agreement dated as of February 4, 2000 by and among Concord Communications, Inc. and Timothy Barrows, as Securityholder Agent (filed as Exhibit 99.1 to the original Report on Form 8-K dated February 4, 2000 and filed with the Commission on February 10, 2000 and hereby incorporated by reference).

         99.2 Press Release dated February 7, 2000 (filed as Exhibit 99.2 to the original Report on Form 8-K dated February 4, 2000 and filed with the Commission on February 10, 2000 and hereby incorporated by reference).

         99.3 The following audited financial statements of FirstSense Software, Inc. (filed herewith):

                  Independent Auditors' Report

                  Balance Sheets as of December 31, 1999 and 1998

                  Statements of Operations for the years ended December 31, 1999, 1998 and 1997

                  Statements of Stockholders' (Deficit) Equity for the years ended December 31, 1999, 1998 and 1997

                  Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997

                  Notes to the Financial Statements


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 EXHIBIT NO.      DESCRIPTION
 -----------      -----------

         99.4 The following pro forma consolidated financial information of Concord Communications, Inc. and FirstSense Software, Inc. (filed herewith):

                  Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1999

                  Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1999


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